UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 7, 2020

 iROBOT CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Delaware
(State or other jurisdiction of incorporation)
001-36414		77-0259335
(Commission File Number)		(I.R.S. Employer Identification No.)

8 Crosby Drive
Bedford, MA 01730
(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (781) 430-3000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	IRBT	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01    Entry into a Material Definitive Agreement.

On December 7, 2020, the Board of Directors (the “Board”) of iRobot Corporation (the “Company”) approved a revised form of indemnification agreement (the “Indemnification Agreement”) to be entered into between the Company and its current and future directors and executive officers. The Company will execute new Indemnification Agreements with each of its directors and executive officers, which will supersede the previous indemnification agreements between such parties.

The Indemnification Agreement will, among other things, require the Company to indemnify, and advance expenses to, each director and executive officer to the fullest extent permitted by law, including indemnification of expenses such as attorneys’ fees, court costs, judgements, fines, penalties, excise taxes and settlement amounts incurred by the director or executive officer in any action or proceeding arising out of such person’s services as a director or executive officer. The Indemnification Agreements are intended to provide indemnification rights to the fullest extent permitted under Delaware law and shall be in addition to any other rights the directors and executive officers may have under the Company’s certificate of incorporation and bylaws.

The foregoing description of the Indemnification Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the form of Indemnification Agreement, which is attached as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) The information set forth under Item 1.01 of this Current Report on Form 8-K, as it relates to the Company's executive officers, is incorporated into this Item 5.02(e) by reference.

Item 9.01    Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description

10.1	Form of Amended and Restated Indemnification Agreement
10.4	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 9, 2020	iRobot Corporation

By: /s/ Glen D. Weinstein
Name: Glen D. Weinstein
Title: Chief Legal Officer and Secretary